Exhibit 99.1

800 Cabin Hill Drive, Greensburg, PA 15601-1650

Media contact:	Investor contact:
David Neurohr	Max Kuniansky
Director, External Communications	Executive Director, Investor Relations and Corporate Communications
Phone: (724) 838-6020
Media Hotline: 1-888-233-3583	Phone: (724) 838-6895
E-mail: dneuroh@alleghenyenergy.com	E-mail: mkunian@alleghenyenergy.com

FOR IMMEDIATE RELEASE

Allegheny Energy Reports Third Quarter 2009 Results

GREENSBURG, Pa., October 29, 2009 — Allegheny Energy, Inc. (NYSE: AYE) today reported financial results for the third quarter of 2009.

Consolidated Net Income Attributable to Allegheny Energy, Inc.

	$ millions		Per share
	2009	2008	2009	2008

Three Months Ended September 30
GAAP	$77.0	$89.0	$0.45	$0.52
Adjusted	100.1	91.4	0.59	0.54

Nine Months Ended September 30
GAAP	$283.5	$379.2	$1.67	$2.23
Adjusted	283.9	304.0	1.67	1.79

Adjusted net income for the third quarter of 2009 excludes $19.3 million of pre-tax interest expense related to a debt tender offer and net unrealized pre-tax losses of $18.3 million on economic hedges that do not qualify for hedge accounting. Adjusted net income for the third quarter of 2008 excludes $4.0 million of unrealized pre-tax losses on economic hedges.

Adjusted net income is a non-GAAP financial measure. For information on the calculation of adjusted net income for all periods, see the attached reconciliations of non-GAAP financial measures.

“Adjusted earnings grew in the third quarter due to improved results in our regulated delivery and transmission business,” said Paul J. Evanson, Chairman, President and Chief Executive Officer of Allegheny Energy. “However, the weak economy and low power prices reduced earnings in our generation business. We recently completed several financings which improved our liquidity and financial flexibility, and we continue to focus on cost control. We believe Allegheny is well-positioned to benefit from an economic recovery.”

Third Quarter Consolidated Results

Adjusted net income for the third quarter of 2009 increased by $8.7 million compared with the same period in 2008. Key factors contributing to the results include:

•

Adjusted operating revenues decreased by $41.6 million, reflecting reduced generation volume, largely due to weak demand and lower power prices, as well as planned outages to complete the installation of scrubbers at the Hatfield’s Ferry power plant. Factors benefiting revenues included higher rates in Pennsylvania, increased cost recovery in Virginia, hedging activity, increased revenue from transmission expansion and increased sales to third parties.

•	Fuel expense decreased by $111.2 million, primarily due to reduced generation volume and lower gas prices, partially offset by higher coal prices.

•	Purchased power costs were higher by $26.1 million, primarily due to increased purchases from third parties to serve Maryland customers.

•	Deferred energy expense increased by $4.4 million due to a fuel and energy cost recovery clause in West Virginia.

•	Operations and maintenance costs decreased by $1.1 million.

•	Depreciation increased $3.9 million, primarily due to placing some scrubber equipment in service at the Hatfield’s Ferry power plant.

•	Adjusted interest expense increased $7.9 million, primarily due to higher debt balances and lower capitalized interest.

•	Adjusted income tax expense increased by $13.9 million due to a higher effective tax rate and an increase in adjusted pre-tax income.

Adjusted EBITDA for the third quarter of 2009 was $297.0 million, an increase of $34.4 million compared to the same quarter of the prior year. EBITDA and adjusted EBITDA are non-GAAP financial measures. Details on the calculation of EBITDA and adjusted EBITDA, as well as reconciliations of these financial measures to net income, are attached to this release.

Segment Results

Net Income Attributable to Allegheny Energy, Inc.

Three Months Ended September 30

($ millions)

	2009	2008	Increase (Decrease)
Generation and Marketing:
GAAP	$45.5	$84.7	$(39.2)
Adjusted	68.6	87.1	(18.5)

Delivery and Services:
GAAP	$31.5	$4.3	$27.2
Adjusted	31.5	4.3	27.2

Adjusted net income for the Generation and Marketing segment in both the third quarter of 2009 and 2008 excludes net unrealized pre-tax losses previously discussed, and the 2009 third quarter adjusted results also exclude expense related to a debt tender offer. There were no adjustments in the Delivery and Services segment for the third quarter of either year.

Generation and Marketing: Adjusted net income for the quarter decreased by $18.5 million compared to the same period a year earlier. Results were adversely impacted by lower generation volume and power prices, as well as the scrubber tie-in work at Hatfield’s Ferry and the elimination of an intercompany transfer payment, partially offset by higher generation rates in Pennsylvania, the benefit of hedging activity, lower fuel costs and lower income taxes.

Delivery and Services: Net income for the quarter increased by $27.2 million compared to the same period a year earlier. Key factors contributing to the improved results include increased cost recovery in Virginia, the elimination of an intercompany transfer payment and higher revenues from transmission expansion. These benefits were partially offset by lower retail electricity sales and higher income taxes, primarily due to an increase in pre-tax income.

Nine-Month Consolidated Results

Adjusted net income for the nine months ended September 30, 2009 decreased by $20.1 million compared to the same period in 2008. Adjusted EBITDA for the nine months ended September 30, 2009 increased by $38.5 million compared to the same period of the prior year. Details on the calculation of EBITDA and adjusted EBITDA, as well as reconciliations of these financial measures to net income, are attached to this release.

Segment Results

Net Income Attributable to Allegheny Energy, Inc.

Nine Months Ended September 30

($ millions)

	2009	2008	Increase (Decrease)

Generation and Marketing:
GAAP	$178.2	$336.7	$(158.5)
Adjusted	178.6	261.5	(82.9)

Delivery and Services:
GAAP	$105.3	$42.5	$62.8
Adjusted	$105.3	$42.5	$62.8

Adjusted net income for the Generation and Marketing segment for the nine-month period of 2009 and 2008 excludes net unrealized pre-tax gains associated with economic hedges that do not qualify for hedge accounting and the 2009 nine-month results also exclude interest expense related to the debt tender offer previously discussed. There were no adjustments in the Delivery and Services segment for the nine-month period of either year.

Reconciliation of Non-GAAP Financial Measures

This news release includes presentation of financial information in accordance with generally accepted accounting principles (GAAP), and also includes adjusted net income, EBITDA, adjusted EBITDA and other non-GAAP financial measures as defined in the Securities and Exchange Commission’s Regulation G.

Management believes that presenting these additional financial measures provide investors with a more complete understanding of the core results and underlying trends from which to consider past performance and prospects for the future. These financial measures should not be considered in isolation or viewed as a substitute for, or superior to, net income or other data prepared in accordance with GAAP as a measure of operating performance or liquidity.

Pursuant to the requirements of Regulation G, tables are attached that reconcile non-GAAP financial measures in this release to the most directly comparable GAAP measure.

Investor Conference Call

Allegheny Energy will discuss these results in a live Internet broadcast at 1:00 p.m. Eastern Daylight Time on Thursday, October 29, 2009. To listen, visit www.alleghenyenergy.com. Slides to be used in the Webcast presentation will be available at www.alleghenyenergy.com at approximately 9:30 a.m. Eastern Daylight Time on Thursday, October 29. A taped replay will be available after the live broadcast.

Allegheny Energy

Headquartered in Greensburg, Pa., Allegheny Energy is an investor-owned electric utility with total annual revenues of over $3 billion and more than 4,000 employees. The company owns and operates generating facilities and delivers low-cost, reliable electric service to 1.6 million customers in Pennsylvania, West Virginia, Maryland and Virginia. For more information, visit the company’s Web site at www.alleghenyenergy.com.

Forward-Looking Statements

In addition to historical information, this release may contain a number of “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. Words such as anticipate, expect, project, intend, plan, believe, and words and terms of similar substance used in connection with any discussion of future plans, actions, or events identify forward-looking statements. These include statements with respect to: rate regulation and the status of retail generation service supply competition in states served by Allegheny Energy’s distribution business, Allegheny Power; financing plans; demand for energy and the cost and availability of raw materials, including coal; provider-of-last-resort and power supply contracts; results of litigation; results of operations; internal controls and procedures; capital expenditures; status and condition of plants and equipment; capacity purchase commitments; and regulatory matters. Forward-looking statements involve estimates, expectations and projections and, as a result, are subject to risks and uncertainties. There can be no assurance that actual results will not materially differ from expectations. Actual results have varied materially and unpredictably from past expectations. Factors that could cause actual results to differ materially include, among others, the following: plant performance and unplanned outages; changes in the price of power and fuel for electric generation; general economic and business conditions; changes in access to capital markets and actions of rating agencies; complications or other factors that render it difficult or impossible to obtain necessary lender consents or regulatory authorizations on a timely basis; environmental regulations; the results of regulatory proceedings, including proceedings related to rates; changes in industry capacity, development and other activities by Allegheny Energy’s competitors; changes in the weather and other natural phenomena; changes in customer switching behavior and their resulting effects on existing and future load requirements; changes in the underlying inputs and assumptions, including market conditions used to estimate the fair values of commodity contracts; changes in laws and regulations applicable to Allegheny Energy, its markets or its activities; the loss of any significant customers or suppliers; dependence on other electric transmission and gas transportation systems and their constraints or availability; inflationary and interest rate trends changes in market rules, including changes to PJM participant rules and tariffs; the effect of accounting pronouncements issued periodically by accounting standard-setting bodies and accounting issues facing our organization; and the continuing effects of global instability, terrorism and war. Additional risks and uncertainties are identified and discussed in Allegheny Energy’s reports filed with the Securities and Exchange Commission. These forward-looking statements speak only as of the date of this document. Allegheny Energy undertakes no obligation to update its forward-looking statements to reflect events or circumstances after the date of this release.

-###-

ALLEGHENY ENERGY, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF INCOME

(unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
(In millions, except per share amounts)	2009	2008	2009	2008
Operating revenues	$793.7	$849.6	$2,565.7	$2,678.1
Operating expenses:
Fuel	188.0	299.2	663.8	794.2
Purchased power and transmission	134.2	108.1	380.4	302.7
Deferred energy costs, net	(14.3)	(18.7)	(38.9)	(28.1)
Operations and maintenance	151.2	152.3	518.9	511.0
Depreciation and amortization	71.3	67.4	207.0	206.5
Taxes other than income taxes	57.4	54.4	159.7	159.7

Total operating expenses	587.8	662.7	1,890.9	1,946.0

Operating income	205.9	186.9	674.8	732.1
Other income (expense), net	1.9	4.5	6.1	15.3
Interest expense	85.1	57.9	201.5	175.0

Income before income taxes	122.7	133.5	479.4	572.4
Income tax expense	45.3	44.3	195.1	192.5

Net income	77.4	89.2	284.3	379.9
Less net income attributable to noncontrolling interest	(0.4)	(0.2)	(0.8)	(0.7)

Net income attributable to Allegheny Energy, Inc.	$77.0	$89.0	$283.5	$379.2

Earnings per share attributable to Allegheny Energy, Inc.:
Basic	$0.45	$0.53	$1.67	$2.25
Diluted	$0.45	$0.52	$1.67	$2.23

Average shares outstanding:
Basic	169.6	168.9	169.5	168.2
Diluted	170.0	170.0	169.9	170.0

Dividends per share	$0.15	$0.15	$0.45	$0.45

ALLEGHENY ENERGY, INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

(unaudited)

(In millions)	September 30, 2009	December 31, 2008
ASSETS
Current Assets:
Cash and cash equivalents	$278.3	$362.1
Accounts receivable:
Customer	180.2	188.3
Unbilled utility revenue	87.8	122.7
Wholesale and other	59.3	61.5
Allowance for uncollectible accounts	(13.3)	(13.3)
Materials and supplies	109.8	115.1
Fuel	218.0	128.2
Deferred income taxes	22.5	69.6
Prepaid taxes	56.9	44.8
Collateral deposits	24.7	33.5
Derivative assets	40.4	113.1
Regulatory assets	153.0	158.8
Assets held for sale	30.4	—
Other	124.6	111.3

Total current assets	1,372.6	1,495.7

Property, Plant and Equipment:
Generation	6,641.1	6,107.3
Transmission	1,239.3	1,171.7
Distribution	3,732.4	3,944.1
Other	461.4	463.4
Accumulated depreciation	(5,048.9)	(4,994.1)

Subtotal	7,025.3	6,692.4
Construction work in progress	1,447.2	1,309.8
Property, plant and equipment held for sale, net	250.1	—

Total property, plant and equipment, net	8,722.6	8,002.2

Other Noncurrent Assets:
Regulatory assets	659.3	687.7
Goodwill	367.3	367.3
Restricted funds — Fort Martin scrubber project	—	133.3
Investments in unconsolidated affiliates	27.2	28.0
Derivative assets	0.7	9.8
Other	113.4	87.0

Total other noncurrent assets	1,167.9	1,313.1

Total Assets	$11,263.1	$10,811.0

ALLEGHENY ENERGY, INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS (Continued)

(unaudited)

(In millions, except share amounts)	September 30, 2009	December 31, 2008
LIABILITIES AND EQUITY
Current Liabilities:
Long-term debt due within one year	$160.7	$93.9
Accounts payable	346.1	374.2
Accrued taxes	69.6	119.4
Payable to PJM for FTRs	80.9	110.8
Derivative liabilities	13.7	22.2
Regulatory liabilities	39.3	69.2
Accrued interest	67.1	58.1
Security deposits	48.8	46.2
Liabilities associated with assets held for sale	9.3	—
Other	116.5	109.6

Total current liabilities	952.0	1,003.6

Long-term Debt, Excluding Amounts Due Within One Year	4,327.4	4,115.9
Deferred Credits and Other Liabilities:
Derivative liabilities	19.2	11.9
Income taxes payable	84.7	75.7
Investment tax credit	62.8	65.8
Deferred income taxes	1,397.6	1,277.4
Regulatory liabilities	469.8	528.9
Pension and other postretirement employee benefit plan liabilities	559.4	578.4
Adverse power purchase commitment	118.9	132.3
Liabilities associated with assets held for sale	53.1	—
Other	157.2	165.4

Total deferred credits and other liabilities	2,922.7	2,835.8

Equity:
Common stock — $1.25 par value per share, 260 million shares authorized and 169,571,717 and 169,413,887 shares issued at September 30, 2009 and December 31, 2008, respectively	211.9	211.8
Other paid-in capital	1,965.9	1,952.5
Retained earnings	938.9	731.6
Treasury stock at cost - 49,493 shares	(1.8)	(1.8)
Accumulated other comprehensive loss	(66.5)	(43.3)

Total Allegheny Energy, Inc. common stockholders’ equity	3,048.4	2,850.8
Noncontrolling interest	12.6	4.9

Total equity	3,061.0	2,855.7

Total Liabilities and Equity	$11,263.1	$10,811.0

ALLEGHENY ENERGY, INC. AND SUBSIDIARIES

SEGMENT STATEMENTS OF INCOME

(unaudited)

	Three Months Ended September 30, 2009				Three Months Ended September 30, 2008
(In millions)	Delivery and Services	Generation and Marketing	Eliminations	Total	Delivery and Services	Generation and Marketing	Eliminations	Total
Operating revenues	$783.5	$450.0	$(439.8)	$793.7	$692.7	$589.3	$(432.4)	$849.6

Fuel	—	188.0	—	188.0	—	299.2	—	299.2
Purchased power and transmission	545.1	26.8	(437.7)	134.2	512.9	25.7	(430.5)	108.1
Deferred energy costs, net	(5.0)	(9.3)	—	(14.3)	1.5	(20.2)	—	(18.7)
Operations and maintenance	85.3	68.0	(2.1)	151.2	83.6	70.6	(1.9)	152.3
Depreciation and amortization	38.0	33.3	—	71.3	39.2	28.2	—	67.4
Taxes other than income taxes	39.4	18.0	—	57.4	35.0	19.4	—	54.4

Total operating expenses	702.8	324.8	(439.8)	587.8	672.2	422.9	(432.4)	662.7

Operating income	80.7	125.2	—	205.9	20.5	166.4	—	186.9
Other income (expense), net	1.4	0.5	—	1.9	3.1	1.6	(0.2)	4.5
Interest expense	25.9	59.2	—	85.1	24.8	33.3	(0.2)	57.9

Income (loss) before income taxes	56.2	66.5	—	122.7	(1.2)	134.7	—	133.5
Income tax expense (benefit)	24.3	21.0	—	45.3	(5.7)	50.0	—	44.3

Net income	31.9	45.5	—	77.4	4.5	84.7	—	89.2
Less: net income attributable to noncontrolling interest	(0.4)	—	—	(0.4)	(0.2)	—	—	(0.2)

Net income attributable to Allegheny Energy, Inc.	$31.5	$45.5	$—	$77.0	$4.3	$84.7	$—	$89.0

	Nine Months Ended September 30, 2009				Nine Months Ended September 30, 2008
(In millions)	Delivery and Services	Generation and Marketing	Eliminations	Total	Delivery and Services	Generation and Marketing	Eliminations	Total
Operating revenues	$2,417.6	$1,531.5	$(1,383.4)	$2,565.7	$2,139.6	$1,842.0	$(1,303.5)	$2,678.1

Fuel	—	663.8	—	663.8	—	794.2	—	794.2
Purchased power and transmission	1,671.2	86.8	(1,377.6)	380.4	1,522.5	77.7	(1,297.5)	302.7
Deferred energy costs, net	(5.9)	(33.0)	—	(38.9)	7.8	(35.9)	—	(28.1)
Operations and maintenance	263.1	261.6	(5.8)	518.9	267.4	249.6	(6.0)	511.0
Depreciation and amortization	116.4	90.6	—	207.0	122.6	83.9	—	206.5
Taxes other than income taxes	113.1	46.6	—	159.7	105.5	54.2	—	159.7

Total operating expenses	2,157.9	1,116.4	(1,383.4)	1,890.9	2,025.8	1,223.7	(1,303.5)	1,946.0

Operating income	259.7	415.1	—	674.8	113.8	618.3	—	732.1
Other income (expense), net	4.0	2.1	—	6.1	10.1	7.6	(2.4)	15.3
Interest expense	78.6	122.9	—	201.5	70.7	106.7	(2.4)	175.0

Income before income taxes	185.1	294.3	—	479.4	53.2	519.2	—	572.4
Income tax expense	79.0	116.1	—	195.1	10.0	182.5	—	192.5

Net income	106.1	178.2	—	284.3	43.2	336.7	—	379.9
Less: net income attributable to noncontrolling interest	(0.8)	—	—	(0.8)	(0.7)	—	—	(0.7)

Net income attributable to Allegheny Energy, Inc.	$105.3	$178.2	$—	$283.5	$42.5	$336.7	$—	$379.2

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

CONSOLIDATED DATA FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2009 AND 2008

(in millions, except per share data)

(unaudited)

THREE MONTHS ENDED SEPTEMBER 30, 2009	INCOME BEFORE INCOME TAXES	NET INCOME ATTRIBUTABLE TO ALLEGHENY ENERGY, INC.	DILUTED EARNINGS PER SHARE

Calculation of Adjusted Income:

Income - GAAP Basis	$122.7	$77.0	$0.45

Adjustments:
Net unrealized loss associated with economic hedges[1]	18.3	11.2
Expense associated with Allegheny Energy Supply’s purchase of outstanding notes[2]	19.3	11.9

Adjusted Income	$160.3	$100.1	$0.59

Calculation of Adjusted EBITDA:
Net Income attributable to Allegheny Energy, Inc. - GAAP basis		$77.0
Interest expense		85.1
Income tax expense		45.3
Depreciation and amortization		71.3

EBITDA		278.7
Net unrealized loss associated with economic hedges[1]		18.3

Adjusted EBITDA		$297.0

THREE MONTHS ENDED SEPTEMBER 30, 2008	INCOME BEFORE INCOME TAXES	NET INCOME ATTRIBUTABLE TO ALLEGHENY ENERGY, INC.	DILUTED EARNINGS PER SHARE

Calculation of Adjusted Income:

Income - GAAP Basis	$133.5	$89.0	$0.52

Adjustments:
Net unrealized loss associated with economic hedges[1]	4.0	2.4

Adjusted Income	$137.5	$91.4	$0.54

Calculation of Adjusted EBITDA:
Net Income attributable to Allegheny Energy, Inc. - GAAP basis		$89.0
Interest expense		57.9
Income tax expense		44.3
Depreciation and amortization		67.4

EBITDA		258.6
Net unrealized loss associated with economic hedges[1]		4.0

Adjusted EBITDA		$262.6

See accompanying Notes to Reconciliation of Non-GAAP Financial Measures

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

SEGMENT DATA FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2009 AND 2008

(in millions)

(unaudited)

	DELIVERY AND SERVICES		GENERATION AND MARKETING
THREE MONTHS ENDED SEPTEMBER 30, 2009	INCOME BEFORE INCOME TAXES	NET INCOME ATTRIBUTABLE TO ALLEGHENY ENERGY, INC.	INCOME BEFORE INCOME TAXES	NET INCOME ATTRIBUTABLE TO ALLEGHENY ENERGY, INC.

Calculation of Adjusted Income:
Income - GAAP Basis	$56.2	$31.5	$66.5	$45.5

Adjustments:
Net unrealized loss associated with economic hedges[1]	—	—	18.3	11.2
Expense associated with Allegheny Energy Supply’s purchase of outstanding notes[2]	—	—	19.3	11.9

Adjusted Income	$56.2	$31.5	$104.1	$68.6

	DELIVERY AND SERVICES		GENERATION AND MARKETING
THREE MONTHS ENDED SEPTEMBER 30, 2008	INCOME BEFORE INCOME TAXES	NET INCOME ATTRIBUTABLE TO ALLEGHENY ENERGY, INC.	INCOME BEFORE INCOME TAXES	NET INCOME ATTRIBUTABLE TO ALLEGHENY ENERGY, INC.
Calculation of Adjusted Income:
Income - GAAP Basis	($1.2)	$4.3	$134.7	$84.7

Adjustments:
Net unrealized loss associated with economic hedges[1]	—	—	4.0	2.4

Adjusted Income	($1.2)	$4.3	$138.7	$87.1

See accompanying Notes to Reconciliation of Non-GAAP Financial Measures

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

CONSOLIDATED DATA FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2009 AND 2008

(in millions, except per share data)

(unaudited)

NINE MONTHS ENDED SEPTEMBER 30, 2009	INCOME BEFORE INCOME TAXES	NET INCOME ATTRIBUTABLE TO ALLEGHENY ENERGY, INC.	DILUTED EARNINGS PER SHARE

Calculation of Adjusted Income:

Income - GAAP Basis	$479.4	$283.5	$1.67

Adjustments:
Net unrealized gain associated with economic hedges[1]	(18.7)	(11.5)
Expense associated with Allegheny Energy Supply’s purchase of outstanding notes[2]	19.3	11.9

Adjusted Income	$480.0	$283.9	$1.67

Calculation of Adjusted EBITDA:
Net Income attributable to Allegheny Energy, Inc. - GAAP basis		$283.5
Interest expense		201.5
Income tax expense		195.1
Depreciation and amortization		207.0

EBITDA		887.1
Net unrealized gain associated with economic hedges[1]		(18.7)

Adjusted EBITDA		$868.4

NINE MONTHS ENDED SEPTEMBER 30, 2008	INCOME BEFORE INCOME TAXES	NET INCOME ATTRIBUTABLE TO ALLEGHENY ENERGY, INC.	DILUTED EARNINGS PER SHARE

Calculation of Adjusted Income:

Income - GAAP Basis	$572.4	$379.2	$2.23

Adjustments:
Net unrealized gain associated with economic hedges[1]	(123.3)	(75.2)

Adjusted Income	$449.1	$304.0	$1.79

Calculation of Adjusted EBITDA:
Net Income attributable to Allegheny Energy, Inc. - GAAP basis		$379.2
Interest expense		175.0
Income tax expense		192.5
Depreciation and amortization		206.5

EBITDA		953.2
Net unrealized gain associated with economic hedges[1]		(123.3)

Adjusted EBITDA		$829.9

See accompanying Notes to Reconciliation of Non-GAAP Financial Measures

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

SEGMENT DATA FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2009 AND 2008

(in millions)

(unaudited)

	DELIVERY AND SERVICES		GENERATION AND MARKETING
NINE MONTHS ENDED SEPTEMBER 30, 2009	INCOME BEFORE INCOME TAXES	NET INCOME ATTRIBUTABLE TO ALLEGHENY ENERGY, INC.	INCOME BEFORE INCOME TAXES	NET INCOME ATTRIBUTABLE TO ALLEGHENY ENERGY, INC.

Calculation of Adjusted Income:
Income - GAAP Basis	$185.1	$105.3	$294.3	$178.2

Adjustments:
Net unrealized gain associated with economic hedges[1]	—	—	(18.7)	(11.5)
Expense associated with Allegheny Energy Supply’s purchase of outstanding notes[2]	—	—	19.3	11.9

Adjusted Income	$185.1	$105.3	$294.9	$178.6

	DELIVERY AND SERVICES		GENERATION AND MARKETING
NINE MONTHS ENDED SEPTEMBER 30, 2008	INCOME BEFORE INCOME TAXES	NET INCOME ATTRIBUTABLE TO ALLEGHENY ENERGY, INC.	INCOME BEFORE INCOME TAXES	NET INCOME ATTRIBUTABLE TO ALLEGHENY ENERGY, INC.

Calculation of Adjusted Income:
Income - GAAP Basis	$53.2	$42.5	$519.2	$336.7

Adjustments:
Net unrealized gain associated with economic hedges[1]	—	—	(123.3)	(75.2)

Adjusted Income	$53.2	$42.5	$395.9	$261.5

See accompanying Notes to Reconciliation of Non-GAAP Financial Measures

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

(in millions)

(unaudited)

ADJUSTED OPERATING REVENUE	THREE MONTHS ENDED SEPT 30, 2009	THREE MONTHS ENDED SEPT 30, 2008
Operating revenue:
As reported	$793.7	$849.6

Net unrealized loss associated with economic hedges[1]	18.3	4.0

As Adjusted	$812.0	$853.6

ADJUSTED INTEREST EXPENSE	THREE MONTHS ENDED SEPT 30, 2009	THREE MONTHS ENDED SEPT 30, 2008
Interest expense:
As reported	$85.1	$57.9

Expense associated with Allegheny Energy Supply’s purchase of outstanding notes[2]	(19.3)	—

As Adjusted	$65.8	$57.9

ADJUSTED INCOME TAXES	THREE MONTHS ENDED SEPT 30, 2009	THREE MONTHS ENDED SEPT 30, 2008
Income taxes:
As reported	$45.3	$44.3

Income taxes related to net unrealized loss associated with economic hedges[1]	7.1	1.6
Expense associated with Allegheny Energy Supply’s purchase of outstanding notes[2]	7.4	—

As Adjusted	$59.8	$45.9

See accompanying Notes to Reconciliation of Non-GAAP Financial Measures

Notes to Reconciliation of Non-GAAP Financial Measures:

(1)	Adjustments relating to certain unrealized gains/(losses) included in GAAP operating revenues:

	THREE MONTHS ENDED SEPT 30, 2009	THREE MONTHS ENDED SEPT 30, 2008
Financial transmission rights	($6.2)	($106.6)
Power hedges	(5.3)	81.1
Hedging strategy relating to a natural gas transportation contract	(6.8)	21.5

Total adjustments	($18.3)	($4.0)

	NINE MONTHS ENDED SEPT 30, 2009	NINE MONTHS ENDED SEPT 30, 2008
Financial transmission rights	$21.3	$90.0
Power hedges	(13.8)	24.9
Hedging strategy relating to a natural gas transportation contract	11.2	8.4

Total Adjustments	$18.7	$123.3

(2)

In September, 2009, Allegheny Energy Supply purchased its outstanding 7.80% Notes due 2011 and its 8.25% Notes due 2012 in the aggregate principal amount of $244.3 million, pursuant to a cash tender offer. The costs associated with this purchase in the amount of $19.3 million were charged to interest expense in the GAAP basis consolidated statement of income.

ALLEGHENY ENERGY, INC. AND SUBSIDIARIES

OPERATING STATISTICS

(unaudited)

Three Months Ended September 30,

	2009	2008	Change
DELIVERY AND SERVICES:
Retail electricity sales (thousand MWh):
Residential	3,837	3,986	-3.7%
Commercial	2,903	2,894	0.3%
Industrial and other	3,537	3,869	-8.6%
Total	10,277	10,749	-4.4%
Usage per customer (KWh):
Residential	2,808	2,928	-4.1%
Commercial	15,585	15,669	-0.5%
Industrial	128,509	142,160	-9.6%
GENERATION AND MARKETING:
Generation (thousand MWh):
Supercritical coal	5,791	10,115	-42.7%
Other coal	377	1,191	-68.3%
Gas	331	137	141.6%
Hydro and other	509	461	10.4%
Total	7,008	11,904	-41.1%
Net capacity factor:
Supercritical coal	44%	77%	-33%
All coal	38%	70%	-32%
Equivalent availability factor:
Supercritical coal	89%	90%	-1%
All coal	89%	89%	—
DEGREE DAYS:
Heating	54	37	45.9%
Cooling	549	537	2.2%

ALLEGHENY ENERGY, INC. AND SUBSIDIARIES

OPERATING STATISTICS

(unaudited)

Nine Months Ended September 30,

	2009	2008	Change
DELIVERY AND SERVICES:
Retail electricity sales (thousand MWh):
Residential	12,609	12,639	-0.2%
Commercial	8,450	8,378	0.9%
Industrial and other	10,473	12,006	-12.8%
Total	31,532	33,023	-4.5%
Usage per customer (KWh):
Residential	9,227	9,285	-0.6%
Commercial	45,446	45,508	-0.1%
Industrial	381,793	442,296	-13.7%
GENERATION AND MARKETING:
Generation (thousand MWh):
Supercritical coal	22,231	29,303	-24.1%
Other coal	1,308	3,959	-67.0%
Gas	507	275	84.4%
Hydro and other	1,371	1,512	-9.3%
Total	25,417	35,049	-27.5%
Net capacity factor:
Supercritical coal	56%	74%	-18%
All coal	48%	68%	-20%
Equivalent availability factor:
Supercritical coal	81%	86%	-5%
All coal	82%	85%	-3%
DEGREE DAYS:
Heating	3,343	3,292	1.5%
Cooling	813	767	6.0%